                                 UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2005

                          REGIONS FINANCIAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                        0-6159                      63-0589368
----------------                -------------              -------------------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)

      417 North 20th Street, Birmingham, Alabama                   35203
      -------------------------------------------               -----------
     (Address of principal executive offices)                    (Zip code)

Registrant's telephone number, including area code: (205) 944-1300

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01.  REGULATION FD DISCLOSURE

      In accordance with general instruction B.2. of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

      On January 18, 2005, the registrant Regions Financial Corporation issued a press release reporting on its results of operations for the quarter ended December 31, 2004. The press release, with its accompanying financial supplement, is included in this report as exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits. The exhibit listed in the exhibit index relates to Item 2.02 and Item 7.01 and, in accordance with general instruction B.2. of Form 8-K, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  REGIONS FINANCIAL CORPORATION
                                          (Registrant)

                                  By: /s/ Ronald C. Jackson

                                          Ronald C. Jackson
                                          Senior Vice President and Comptroller

Date:  January 18, 2005

                                INDEX TO EXHIBITS

                                                                Sequential
Exhibit                                                          Page No.
-------                                                         ----------
 99.1      Press release dated January 18, 2005.